                                                                 Exhibit 10.5(a)

                             MODIFICATION AGREEMENT

         Agreement, dated as of April , 1996, by and among Virus Research Institute, Inc., a Delaware corporation (the "Corporation"), Pasteur Merieux Serums & Vaccins, S.A., a French corporation ("Pasteur Merieux"), and OraVax, Inc., a Delaware corporation ("OraVax").

         WHEREAS, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated as of December 20, 1994 (the "1994 Series D Purchase Agreement"), Pasteur Merieux (i) purchased 708,314 shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share ("Series D Preferred Stock"), and (ii) agreed to purchase 236,105 shares of Series D Preferred Stock at a Second Closing (as defined in the 1994 Series D Purchase Agreement);

         WHEREAS, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated as of January 5, 1996 (the "1996 Series D Purchase Agreement"), Pasteur Merieux and OraVax each purchased 59,018 shares of Series D Preferred Stock;

         WHEREAS, the Corporation proposes to issue shares of its Common Stock, par value $.001 per share ("Common Stock") in an underwritten public offering (the "Public Offering") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 11, 1996, as amended from time to time, or any registration statement filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection therewith (together, the "Registration Statement");

         WHEREAS, Pasteur Merieux and OraVax have certain registration rights, rights of first offer and other rights with respect to the shares of Series D Preferred Stock in the 1994 Series D Purchase Agreement and the 1996 Series D Purchase Agreement; and

         WHEREAS, the amendments and waivers contemplated hereby, and by the Consent and Agreement to Amend to be entered into by the Corporation, OraVax, PM and certain other parties, will not affect the anti-dilution adjustments that are applicable to the holders of Series D Preferred Stock;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. In connection with the Public Offering, Pasteur Merieux hereby waives, effective as of the date hereof, each of the rights granted to it in
Section 8.1 of the 1994 Series D Purchase Agreement.

         2. In connection with the Public Offering, each of Pasteur Merieux and OraVax hereby waives, effective as of the date hereof, each of the rights granted to each of them in Section 8.1 of the 1996 Series D Purchase Agreement.

         3.       The Corporation and Pasteur Merieux hereby agree that:

                  (a) Section 8.1 of the 1994 Series D Purchase Agreement be amended to include an additional Section 8.1(g) as follows:

                           "(g) Duration of Covenants. The rights and
                  obligations of the Corporation and the Investor set forth in this Section 8.1 shall terminate simultaneously with the closing of an initial public offering of the Corporation's Common Stock."

                  (b) Section 9.4 of the 1994 Series D Purchase Agreement be amended to add a new sentence as the last sentence of paragraph (a):

                           "The rights granted under this section, including the
                  right to receive notice pursuant hereto, shall not apply to an initial public offering of the Corporation's Common Stock."

         4.       The Corporation, Pasteur Merieux and OraVax agree that:

                  (a) Section 8.1 of the 1996 Series D Purchase Agreement be amended to include an additional Section 8.1(g) as follows:

                           "(g) Duration of Covenants. The rights and
                  obligations of the Corporation and the Investors set forth in this Section 8.1 shall terminate simultaneously with the closing of an initial public offering of the Corporation's Common Stock."

                  (b) Section 9.4 of the 1996 Series D Purchase Agreement be amended to add a new sentence as the last sentence of paragraph (a):

                           "The rights granted under this section, including the
                  right to receive notice pursuant hereto, shall not apply to an initial public offering of the Corporation's Common Stock."

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement will be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, this Agreement shall be of no force and effect if the Public Offering is not consummated on or prior to September 30, 1996.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of April , 1996.



                                VIRUS RESEARCH INSTITUTE, INC.


                                By:
                                         -----------------------------
                                         Name:
                                         Title:



                                PASTEUR MERIEUX SERUMS & VACCINS,
                                S.A.


                                By:
                                         -----------------------------
                                         Name:
                                         Title:


                                ORAVAX, INC.


                                By:
                                         -----------------------------
                                         Name:
                                         Title:


                                       -3-